Supplement dated March 23, 2000 to the
Prospectus and Statement of Additional Information of:

Mosaic Government Money Market dated February 1, 2000
Mosaic Tax-Free Trust dated February 1, 2000
Mosaic Equity Trust dated October 1, 1999
Mosaic Income Trust dated July 1, 1999
Mosaic Focus Fund dated May 1, 1999

Effective March 23, 2000, Madison Mosaic, LLC, investment advisor, combined its offices with its parent company, Madison Investment Advisors, Inc., at 6411 Mineral Point Road, Madison, WI 53705.